SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 21, 1997

                         American Tax-Exempt Bond Trust
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            Delaware (Business Trust)
                            -------------------------
                 (State or other Jurisdiction of Incorporation)


        33-73688                                        13-697-2380
        --------                                        -----------
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333

                                      N.A.
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report



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Item 2.  Acquisition or Disposition of Assets

LEXINGTON TRAILS APARTMENTS

General
-------

On May 7, 1997, the American Tax Exempt Bond Trust (the "Trust") purchased tax-exempt First Mortgage Bonds (as herein referred to as the "Lexington Trails Bonds") in an aggregate principal amount of $4,900,000 to fund the purchase of Lexington Trails Apartments. The Lexington Trails Bonds were issued by the Harris County Housing Finance Corporation (the "Issuer") and secured by a first deed of trust and mortgage loan on Lexington Trails Apartments (the "Project" or "Lexington Trails"), a development consisting of 200 apartment units in Houston, Texas. Lexington Trails is owned and operated by Lexington Trails-American Housing Foundation, Inc. (the "Borrower"), which is not affiliated with the Trust or its manager (the "Manager").

In making this acquisition, the Trust utilized $5,568,182 of its gross proceeds ("Gross Proceeds") from its public offering (including fees and expenses) which represents 19% of the Gross Proceeds raised.

As required by the Trust Agreement, the Trust has received an MAI appraisal which indicates that the principal amount of the Lexington Trails Bonds is less than 85% of the appraised value of the Project. It should be recognized that appraised values are opinions and, as such, may not represent the true worth or realizable value of the property being appraised.

Payment Terms
-------------

The Lexington Trails Bonds bear a fixed rate of 9.0%, payable monthly in arrears.

The term of the Lexington Trails Bonds is twenty-five years. The Trust has the right to put the Lexington Trails Bonds upon six months notice after the tenth year. The principal of the Lexington Trails Bonds will be payable upon sale or refinancing of the Project. Prepayment, in whole or in part, will be prohibited during the first five years following the acquisition of the Lexington Trails Bonds. Prepayment in whole will be permitted thereafter subject to the payment of a premium. If prepaid during the sixth year, the premium is equal to 4% of the principal amount of the Lexington Trails Bonds outstanding at the time of prepayment. Thereafter, the premium will be reduced by 1% per year until the tenth year, when there will be no prepayment premium payable.

Management Agent
----------------

Asset Plus Management ("Asset Plus") is and is expected to continue to be the property manager for an annual fee of 3.5% of gross rental revenues. Asset Plus is not affiliated with the Manager.

Description of the Property
---------------------------

Lexington Trails Apartments is a 200 unit garden community consisting of 28 two-story brick and wood-sided pitched-roofed buildings on ten acres. The property was constructed in 1973 and substantially rehabilitated in 1995-1996.

Property amenities include: outdoor swimming pools (2), playground, central laundry (2 buildings), perimeter fence and access gates, jacuzzi, picnic area, and management office. Individual units feature: central air, walk-in closets, full kitchen appliance package, fireplaces, private balcony/patio, w/d connections, and ceiling fans.



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As part of the Trust's purchase of the Lexington Trails Bonds, $509,921 has been deposited into separate accounts under the control of the bond trustee to fund certain capital improvements and reserves. Release of funds in those accounts requires the approval of the Trust.

Lease terms on the apartment units of Lexington Trails range from six to twelve months. The type and number of apartments together with their projected monthly rents are as follows:

                                       Approximate                 Projected
   Type               Units            Square Feet               Monthly Rent
   ----               -----            -----------               ------------
 1BR/1BA               16                  717                       $375
 2BR/1BA               16                  829                       $430
 2BR/2BA                8                  995                       $475
2BR/1.5BA              80                 1,133                      $500
 3BR/2BA               48                 1,274                      $560
 3BR/2BA               32                 1,373                      $620

The occupancy rate of Lexington Trails was 94% as of March 1997.

Rent Regulations
----------------

The Project is subject to the Issuer's rent regulations which require that 20% of unit be set aside for tenants at 50% of the area median income (adjusted for family size), 75% of the units be set aside for tenants at 80% of the area median income (without adjustment for family size), and 90% of the units be set aside for tenants with incomes not greater than $56,465 (adjusted annually by CPI).

Location and Market
-------------------

Lexington Trails is located at 6200 West Tidwell Road in the northwestern portion of the City of Houston, Texas along the Northwest Freeway (U.S. 290) corridor. The Houston Central Business District is located about ten miles southeast of the site. The neighborhood is considered 65% to 70% developed at present and represents one of the more rapidly growing areas of Houston.

Competition
-----------

There are seven apartment complexes in the area that compete directly with Lexington Trails. They are comparable in unit mix, rental rates, property amenities, and age. These buildings vary in size from 200 units to 492 units and the average occupancy as of February 1997 was 93.7%.

Real Estate Taxes
-----------------

It is estimated that annual real estate taxes with respect to Lexington Trails will be $72,104.

Fees
----

In connection with the selection and acquisition of the Lexington Trails Bonds, the Manager did not receive any Mortgage Placement Fees from the Borrower. However, the Manager is entitled to receive from the Trust a Bond Selection Fee equal to (i) $111,363, or 2% of the Gross Proceeds and (ii) an Acquisition Expense Allowance equal to $55,682, or 1% of the Gross Proceeds.




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Item 7.       Financial Statements, Pro Forma Financial Information
              and Exhibits.

A.       Financial Statements
         --------------------

         Financial Statements will be filed by amendment not later than 60 days after the date this Form 8-K must be filed.

B.       Pro Forma Financial Information
         -------------------------------

         Financial Statements will be filed by amendment not later than 60 days after the date this Form 8-K must be filed.

C.       Exhibits
         --------

         10.1 Harris County Housing Finance Corporation Multifamily Revenue Bonds 1997 Series (Lexington Trails Apartments) in the principal amount of $4,900,000 dated May 1, 1997 to be filed by amendment.




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                                   SIGNATURES





Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               American Tax-Exempt Bond Trust
                                               (Registrant)



                                               BY:  /s/ Stuart J. Boesky
                                                    ----------------------------
                                                    Stuart J. Boesky
                                                    Executive Vice President and
May 21, 1997                                        Chief Operating Office


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